Exhibit 32.2

SECTION 906 CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER OF

OFFICEMAX INCORPORATED

We are providing this Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350. It accompanies OfficeMax Incorporated’s quarterly report on Form 10-Q/A (the “Report”) for the fiscal quarter ended June 25, 2011.

I, Ravichandra Saligram, OfficeMax Incorporated’s chief executive officer, certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

/S/ RAVICHANDRA SALIGRAM
Ravichandra Saligram Chief Executive Officer

I, Bruce Besanko, OfficeMax Incorporated’s chief financial officer, certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

/S/ BRUCE BESANKO
Bruce Besanko Chief Financial Officer

Dated: October 24, 2011

A signed original of this written statement required by Section 906 has been provided to OfficeMax Incorporated and will be retained by OfficeMax Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.